SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of Earliest Event Reported): August 30, 2002

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                         A.I. Receivables Transfer Corp.
                           (Exact name of Registrant)

         Delaware                 333-57236                 22-3674608
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(State of Incorporation)     (Commission File No.)        (IRS Employer
                                                          Identification
                                                              Number)

                                160 Water Street
                             New York, NY 10038-4922
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                    (Address of Principal Executive Offices)

                                 (212) 428-5400
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                         (Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.
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(c)      Exhibit.
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         Exhibit 99.1 --   Noteholder Report for AIG Credit Premium Finance
                           Master Trust dated August 30, 2002.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 A.I. Receivables Transfer Corp.


Date:  August 30, 2002            By: /s/ Jeffrey Lesnoy
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                                      Jeffrey Lesnoy
                                      Authorized Signatory

                                  EXHIBIT INDEX


Exhibit No.                      Description
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99.1 -- Noteholder Report for AIG Credit Premium Finance Master Trust dated August 30, 2002.